Inspire Medical Systems, Inc. August 2023 NYSE: INSP 1

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts are forward- looking statements. In some cases, you can identify forward-looking statements by terms such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expect,’’ ‘‘plan,’’ ‘‘anticipate,’’ ‘‘could,’’ “future,” “outlook,” ‘‘intend,’’ ‘‘target,’’ ‘‘project,’’ ‘‘contemplate,’’ ‘‘believe,’’ ‘‘estimate,’’ ‘‘predict,’’ ‘‘potential,’’ ‘‘continue,’’ or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. The forward-looking statements in this presentation relate to, among other things, statements regarding the impact of COVID-19 on our business operations, financial results and financial condition, investments in our business, our growth strategies, our expectation that a substantial portion of postponed Inspire therapy procedures will be rescheduled, our expectations regarding the final reimbursement levels for Inspire therapy procedures, the activity of our commercial team once circumstances allow, full year 2023 financial and operational outlook, and positive insurance coverage of Inspire therapy and improvements in market access, clinical data growth, product development, indication expansion, market development, and prior authorization approvals. These forward-looking statements are based on management’s current expectations and involve known and unknown risks and uncertainties that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, estimates regarding the annual total addressable market for our Inspire therapy in the U.S. and our market opportunity outside the U.S.; future results of operations, financial position, research and development costs, capital requirements and our needs for additional financing; commercial success and market acceptance of our Inspire therapy; the impact of COVID-19; general and international economic, political, and other risks, including currency and stock market fluctuations and the uncertain economic environment; our ability to achieve and maintain adequate levels of coverage or reimbursement for our Inspire system or any future products we may seek to commercialize; competitive companies and technologies in our industry; our ability to enhance our Inspire system, expand our indications and develop and commercialize additional products; our business model and strategic plans for our products, technologies and business, including our implementation thereof; our ability to accurately forecast customer demand for our Inspire system and manage our inventory; our dependence on third-party suppliers, contract manufacturers and shipping carriers; consolidation in the healthcare industry; our ability to expand, manage and maintain our direct sales and marketing organization, and to market and sell our Inspire system in markets outside of the U.S.; risks associated with international operations; our ability to manage our growth; our ability to increase the number of active medical centers implanting Inspire therapy; our ability to hire and retain our senior management and other highly qualified personnel; risk of product liability claims; risks related to information technology and cybersecurity; risk of damage to or interruptions at our facilities; our ability to commercialize or obtain regulatory approvals for our Inspire therapy and system, or the effect of delays in commercializing or obtaining regulatory approvals; FDA or other U.S. or foreign regulatory actions affecting us or the healthcare industry generally, including healthcare reform measures in the U.S. and international markets; the timing or likelihood of regulatory filings and approvals; risks related to our debt and capital structure; our ability to establish and maintain intellectual property protection for our Inspire therapy and system or avoid claims of infringement; tax risks; risks that we may be deemed an investment company under the Investment Company Act of 1940; regulatory risks; the volatility of the trading price of our common stock; and our expectations about market trends. Other important factors that could cause actual results, performance or achievements to differ materially from those contemplated in this presentation can be found under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2022, and as such factors may be updated from time to time in our other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov and the Investors page of our website at www.inspiresleep.com. These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While we may elect to update such forward-looking statements at some point in the future, unless required by applicable law, we disclaim any obligation to do so, even if subsequent events cause our views to change. Thus, one should not assume that our silence over time means that actual events are bearing out as expressed or implied in such forward-looking statements. These forward- looking statements should not be relied upon as representing our views as of any date subsequent to the date of this presentation. This presentation contains trademarks, trade names and service marks of other companies, which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties. 2

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Company Overview • Inspire is the first and only FDA-approved neurostimulation technology for Obstructive Sleep Apnea (OSA) with significant first-mover advantage • Innovative, closed-loop, primary cell solution with ~11-year battery life • ~90-minute, safe, convenient, minimally invasive outpatient procedure • Full-body MRI compatibility • Over 46,000 patients treated with Inspire therapy • ~$10 billion annual U.S. market opportunity • Significant body of clinical evidence involving thousands of patients across more than 70 studies • Established reimbursement with 260 million U.S. covered lives including commercial payers, Medicare coverage in all 50 states, and Veterans Affairs • Proven management team leading 900+ employees • Strong financial profile with 83-85% gross margin • Five SKUs facilitate supply chain management • Well-capitalized balance sheet with $467 million in net cash (as of June 30, 2023) Our History & Key Milestones 1990s: Medtronic (MDT) begins early work on the development of Inspire 2001: Initial clinical results published by MDT 2007: Inspire is founded after being spun-out of MDT 2011: Initiated Phase III pivotal STAR trial; CE mark received in Europe 2014: STAR results published in the New England Journal of Medicine; received PMA approval from the FDA 2015: 18-month STAR data published; revenues of $8.0M 2016: 1,000th implant milestone; revenues of $16.4M 2017: Launched Inspire IV neurostimulator in U.S.; announced 5-year STAR results; 2,000th implant; revenues of $28.6M 2018: Inspire IV CE mark; 5-year STAR results publication; IPO on NYSE; Aetna begins covering the Inspire therapy; revenues of $50.6M 2019: 7,500th patient receives Inspire therapy; many BCBS plans and other large insurers write positive coverage; revenues of $82.1M 2020: Medicare coverage in all 50 states; FDA approved age range expansion of 18 to 21; Inspire Sleep app released; 10,000th implant; revenues of $115.4M 2021: Anthem policy issued; FDA approved 2-incision approach and Bluetooth® remote; 20,000th implant milestone; revenues of $230.4M 2022: First implants in Japan, Singapore, and the U.K.; strategic investments in digital health platform capabilities; FDA approved full-body MRI compatibility; 36,000th implant milestone; revenues of $407.9M 2023E: Expanded AHI, BMI and pediatric Down syndrome indications; first implants in Hong Kong; expected reimbursement in Belgium and France; SleepSync™ physician programmer expected to launch in the U.S. 2024E: Expected launch of Inspire V in the U.S. 3

Obstructive Sleep Apnea is a Serious and Chronic Disease

Typical Obstructive Sleep Apnea Event



Airway obstruction during breathing

OSA is Caused by a Blocked or Partially Blocked Airway

- Blockage prevents airflow to the lungs
- Results in repeated arousals and oxygen de-saturations
- Severity of sleep apnea is measured by frequency of apnea or hypopnea events per hour, which is referred to as the Apnea-Hypopnea Index (AHI)

Normal range:
AHI < 5 events per hour

Mild sleep apnea:
5 ≤ AHI < 15 events per hour

Moderate sleep apnea:
15 ≤ AHI < 30 events per hour

Severe sleep apnea:
AHI ≥ 30 events per hour

Most Patients Are Unaware of Their Condition…

- High risk patients: obese, male or of advanced age
- Common first indicator: heavy snoring
- Other indicators:
  - Lack of energy
  - Headaches
  - Depression
  - Nighttime gasping
  - Dry mouth
  - Memory or concentration problems
  - Excessive daytime sleepiness

…and Untreated OSA Multiplies Serious Health Risks

2x
The risk for stroke[1]

2x
The risk for sudden cardiac death[2]

5x
The risk for cardiovascular mortality[3]

57%
Increased risk for recurrence of Atrial Fibrillation after ablation[4]


Increased Risk of Mortality 5
100%
90%
80%
70%
60%
50%
% Surviving
No OSA
Mild OSA
Moderate OSA
Severe OSA
0
5
10
15
20
Years of Follow-up

Source: Company Website
1. Redline et al, The Sleep Heart Health Study. Am J Res and Crit Care Med 2010.
2. Gami et al, J Am Coll Cardiol 2013.
3. Young et al, J Sleep 2008.
4. Li et al, Europace 2014.
5. Prospective Study of Obstructive Sleep Apnea and Incident Coronary Heart Disease and Heart Failure from SHHS and Wisconsin Sleep Cohort Study.

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© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Current Treatment Options, Such as CPAP and Invasive Surgery, Have Significant Limitations

Continuous Positive Airway Pressure (CPAP) is the Leading Therapy for OSA

- Demonstrated improvements in disease severity and long-term gold standard therapy
- **<u>Major limitation as a therapeutic option is primarily due to low patient compliance (approximately 35% – 65%)</u>**







Drivers of Non-Compliance

- ☒ Mask Discomfort
- ☒ Mask Leakage
- ☒ Pressure Intolerance
- ☒ Skin Irritation
- ☒ Nasal Congestion
- ☒ Nasal Drying
- ☒ Nosebleeds
- ☒ Claustrophobia
- ☒ Lack of Intimacy

Surgical Alternatives for OSA

- Several variations of sleep surgery
- Success rates vary widely (30% - 60%)[1]
- Irreversible anatomy alteration
- Inpatient surgery with extended recovery



Uvulopalatopharyngoplasty (UPPP)



Maxillomandibular Advancement (MMA)

1. *Shah, Janki, et al; American Journal of Otolaryngology (2018). Uvulopalatopharyngoplasty vs. CN XII stimulation for treatment of obstructive sleep apnea: A single institution experience.*

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© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

A Strong Market Opportunity Exists for an Alternative to CPAP that is Effective and Minimally Invasive

Prevalence & Economic Costs

- ✓ Sleep apnea affects +100 million people worldwide[1]
- ✓ Approximately 17 million individuals in the U.S. with moderate to severe OSA
  - Annually, ~2 million adult patients are prescribed a CPAP device[2]
- ✓ Annual U.S. economic costs of untreated moderate to severe OSA are between $65 - $165 billion[3]
- ✓ OSA economic costs are potentially greater than asthma, heart failure, stroke, and hypertensive disease
- ✓ OSA is associated with an increase in:
  - Rate & severity of vehicle accidents
  - Increased healthcare utilization
  - Reduction of work performance
  - Occupational injuries

1. *Source: World Health Organization.*
2. *Company estimates.*
3. *Represents moderate to severe OSA. Source: McKinsey & Company, 2010.*



Adults with Moderate to Severe OSA Prescribed CPAP[2] = ~2 million
•Less: 65% CPAP Compliant
Published literature estimates CPAP non-compliance rates of 35% - 65%
35% of CPAP Non-Compliant Adults = ~700,000
•Less: 30% Anatomy Challenges
70% Inspire Anatomy Eligible = ~500,000
•Multiplied by our average selling price
Inspire U.S. Market = ~$10 billion

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All Rights Reserved
INSPIRE CONFIDENTIAL

Inspire is Safer than Traditional Sleep Surgery
(Inspire n=1,201; Palate n=3,364; MLS n=492)

Inspire has 4% risk of readmission vs ~15-20%

Readmission Following Procedure[1]



Freedom from readmission following procedure
100%
95%
90%
85%
80%
Inspire
Palate
Multilevel
0
10
20
30
40
50
60
70
80
90
100
Days Following Procedure

Inspire has 2% complication rate vs 15-20%

Complications Following Procedure



Freedom from complications
100%
95%
90%
85%
80%
75%
Inspire
Palate
Multilevel
0
10
20
30
40
50
60
70
80
90
100
Days Following Procedure

Nord et al, Comparison of Readmission and Complication Rates Between Traditional Sleep Surgery and Upper Airway Stimulation Using a Novel, National Medical Record Database, COSM 2021 [abstract]

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© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Inspire has similar AHI improvement as CPAP, and lower symptoms & disease burden

How does UAS compare vs CPAP?

Population: New UAS (n=117) and CPAP (n=110) pts
Follow-up: 12 months

Inclusion of both arms
- Sleepiness Symptoms
- AHI between 15-65
- Predominant OSA

Statistically Matched: 63 PAP vs 63 UAS
- Baseline AHI: ~35 events/hour
- Baseline ESS: ~15

Results – UAS better at improving symptoms, and possibly higher usage



UAS
CPAP
ESS reduction (points)
8
3.9
*p = 0.042
Usage/Night (hours)
5
4.0
p = 0.087

8

Heiser, Sleep & Breathing 2022

© Inspire Medical Systems, Inc.
All Rights Reserved

Inspire
Sleep Apnea Innovation

Inspire Therapy is a Proven Solution for Patients with OSA

Over 46,000 Inspire procedures completed to date

Inspire System



Inspire

Three implanted devices and patient remote:

1. **Pressure sensing lead**: detects when the patient is attempting to breathe
2. **Neurostimulator**: houses the electronics and battery power for the device
3. **Stimulation lead**: delivers electrical stimulation to the hypoglossal nerve

Inspire Procedure



3 Stimulation Lead
1 Pressure Sensing Lead
Hypoglossal Nerve
2 Neurostimulator

- Typically, a 60-90 min outpatient procedure
- Requires two small incisions
- Patients typically recover quickly and resume normal activities in just a few days
- Patient turns on the device each night with the remote control before going to sleep

Inspire Algorithm



Inspire system turned on
Airflow
Breathing
Oxygen Saturation
OSA events
No OSA events

- Active while patients sleep
- Closed-loop system which senses breathing patterns



Inspiration
Exhale
Stimulation

- Provides stimulation during inspiratory phase of respiration maintaining open airway

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© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Unified Patient Management Platform Inspire SleepSync™ InspireSleep App Programmer Remote Inspire Cloud Inspire IV/V Stimulator 10

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Continuous Data Collection and Outcomes Monitoring • Collect real-world, international outcomes data • Eligibility – ALL patients receiving Inspire therapy • ADHERE Registry - 4,800 enrollments at 62 medical centers with enrollment goal of 5,000 patients • Transition to ADHERE 2.0 as part of Inspire SleepSync™ 11 AHI = Apnea Hypopnea Index ESS = Epworth Sleepiness Scale Post Market Surveillance Data Real World Data Proactive Data Reactive Data Data Analysis for Signals

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL 96.0% 96.5% 97.0% 97.5% 98.0% 98.5% 99.0% 99.5% 100.0% 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 54 57 Cu m ul at iv e Su rv iv al P er ce nt ag e Months After Implant 2018 2020 2019 2021 2022 Inspire Patient Experience Report - Safety Inspire System Survivability to Revision by Implant Year Inspire System Survivability to Explant by Implant Year 93.0% 94.0% 95.0% 96.0% 97.0% 98.0% 99.0% 100.0% 0 3 6 9 12 15 18 21 24 27 30 33 36 39 42 45 48 51 54 57 Cu m ul at iv e Su rv iv al P er ce nt ag e Months After Implant 2018 2020 2019 2021 2022 12

Inspire focus is to maintain strong Patient Outcomes 33.0 7.8 10.2 0 5 10 15 20 25 30 35 Baseline (n=1,963) 6-mo Titration Study (n=1,852) 12-mo All Night Study (n=890) M ed ia n AH I ( ev en ts /h ou r) Apnea Hypopnea Index (AHI1) AHI response at 12 Month AHI </= 20 and 50% reduction: 67% AHI </= 20: 76% 50% reduction in AHI: 69% 1 Bosschieter et al. Similar effect of hypoglossal nerve stimulation for OSA in five disease categories. J Clin Sleep Med. 2022 Jun 1;18(6):1657-166. 1 Bosschieter et al. Similar effect of hypoglossal nerve stimulation for OSA in five disease categories. J Clin Sleep Med. 2022 Jun 1;18(6):1657-166. 13

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL KEEPING CONTROL WHILE GROWING FAST Focus on the rapid scaling of commercialization (implanting centers and sales reps) while ensuring proper training to maintain control of high-quality therapy outcomes The Great Balancing Act Patient Outcomes Revenue Growth 14

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL $16.3 $18.0 $20.9 $26.9 $21.3 $12.2 $35.8 $46.0 $40.4 $53.0 $61.7 $78.4 $69.4 $91.4 $109.2 $127.9 $151.1 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 Q422 Q123 Q223 ____________________ Quarterly amounts are unaudited Quarterly Revenue ($ in Millions) %YoY Revenue Growth 31% -32% 72% 71% 89% 335% 72% 70% 72% 73% 77% 76% 65% $139.9 15

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL $28.6 $50.6 $82.1 $115.4 $233.4 2017 2018 2019 2020 2021 2022 2017 – 2022 CAGR: 70% Annual Revenue and Gross Margin ($ in millions) Annual Gross Margin 78.9% 80.1% 83.4% 84.7% 85.7% 83.8% 2023 Guidance: • FY2023 revenue range of $600M - $610M, representing 47% - 50% growth over FY2022 • FY2023 gross margin guidance between 83% - 85% $407.9 16

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL 7 10 12 18 15 15 15 22 20 19 21 33 28 15 42 55 47 63 68 81 73 51 58 61 68 72 0 200 400 600 800 1000 1200 Q1 17 Q2 17 Q3 17 Q4 17 Q1 18 Q2 18 Q3 18 Q4 18 Q1 19 Q2 19 Q3 19 Q4 19 Q1 20 Q2 20 Q3 20 Q4 20 Q1 21 Q2 21 Q3 21 Q4 21 Q1 22 Q2 22 Q3 22 Q4 22 Q1 23 Q2 23 1,045 Steady Cadence of New Center Adds 2017 2018 2019 2020 12 per quarter 17 per quarter 23 per quarter 35 per quarter 2021 65 per quarter 2022 261 Territory Managers* managing 4-6 centers per rep *as of Q2 2023 62 per quarter 17 2023

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL DTC Program: Strategic Pillars #3: Convert to Appointment #1: Drive Efficient Awareness #2: Educate & Segment IS.com #4: Support Inspire implant and longitudinal follow-up National DTC campaign >78k physician contacts in 2022 2.3 4.5 5.3 7.3 13.6 0 5 10 15 2018 2019 2020 2021 2022 Website visits (mn) 18

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Q2 Business Highlights (As of June 30, 2023) • Generated $151.1 million of revenue in the second quarter • A 65% increase over the same quarter last year • Gross margin of 83.9% • Gross margin impacted by additional manufacturing costs of sensors and lower yields prior to process enhancements, and higher costs of certain component parts caused by inflation and supply chain issues, partially offset by May 2022 price increase • Activated 72 new centers in the U.S. bringing the net total to 1,045 U.S. centers providing Inspire therapy • Created 19 new sales territories bringing the total to 261 U.S. sales territories • Cash and investments of $467 million as of June 30, 2023 • Strengthened our executive leadership team by adding a Chief Strategy Officer and Chief Medical Officer • Submitted the Inspire V neurostimulator PMA supplement application to the FDA • Received FDA approval FDA approval on an expanded indication, increasing the upper limit of the AHI to 100 events per hour from 65, and raising the BMI warning in the labeling to 40 from 32 • Received FDA approval for the SleepSync™ physician programmer 19

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Our Growth Strategy • Ensure strong and consistent patient outcomes globally through planned and controlled market expansion and robust physician training • Further improve the patient and caregiver experience by making strong investments in the Inspire technology: • Enhancing interconnectivity; • Simplifying the screening, implant and follow-up procedures; and • Closely tracking global patient outcomes • Promote awareness amongst patients, ENT/sleep physicians, and general practitioners • Continue to scale the U.S. sales and marketing organization to drive adoption of our Inspire therapy commensurate with new center additions, and leveraging direct-to- consumer outreach programs • Invest in research to drive innovation and expand indications • Further penetrate existing European markets and expand into new international markets 20

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL ™ 21

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Appendix 22

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Consolidated Statements of Operations & Comprehensive Loss (Unaudited)(In thousands, except share and per share amounts) 23

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Condensed Consolidated Balance Sheets (Unaudited)(In thousands) 24

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Randy Ban Chief Commercial Officer Bryan Phillips SVP, General Counsel & Chief Compliance Officer Tim Herbert President, CEO & Founder Strong Management Team Ezgi Yagci Vice President, Investor Relations Rick Buchholz Chief Financial Officer John Rondoni Chief Technology Officer Kathy Sherwood Sr. Vice President, Market Access Phil Ebeling Chief Operating Officer Steve Jandrich Vice President, Human Resources 25 Carlton Weatherby Chief Strategy Officer Dr. Charisse Sparks Chief Medical Officer

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Product Development and Digital Health 26

Supporting Patients on their Path to Inspire


Awareness with direct-to-consumer outreach programs
Patient education using the InspireSleep.com website
Community health talks
Physician Consultations
Inspire Advisor Care Program (ACP)
DISE/ Prior Authorization
Implant
Activation
Fine-tune
Life with Inspire – Patient management with SleepSync™
Time from ACP contact to implant can be as much as 6 months

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© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

THE PATIENT JOURNEY

Inspire Patient

Conduct Online Search → See an Inspire Ad → Ask their Dr. about Inspire → Visit IS.com → Register for CHT → Do I Qualify Lead → Request an Appt. → Obtain Updated Sleep Study → Schedule an Appt. with IS Dr. → Attend Appt. → DISE → Prior Auth → Implant → Activation → Fine-tune → Confirm Sleep Study

	Awareness	Education	Consultation	Implant	Life w/ Inspire
Challenges What is the biggest pain point for patients?	• Patients need sufficient information to feel prepared to take the next step with Inspire	• There are limited ways to engage with Inspire for support and education	• It is difficult to schedule an appointment • Sleep Studies can take months for patients to get	• Time for scheduling DISE • Time for scheduling implant	• Patients need support through the therapy optimization process
SUPPORT What key investments and programs is Inspire investing in to support patients?	• Updated website content for patients • Chatbot improvements with two-way text messaging	• Lead capture + scoring • Lead nurturing via email, text, phone • Request a call for nights/weekends	• Digital scheduling through ACP • Ognomy + EnsoData	• Increase ENT capacity to grow number of Inspire procedures • Inspire V to reduce OR time • PREDICTOR to replace DISE for many patients	• SleepSync cloud-based patient management system to support patient from contact to post-implant sleep management

© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

Patient Engagement Conversion Initiatives

Improving Patient Engagement Conversion Initiatives

- Digital scheduling has shown significant improvements with 60 pilot sites
- Patient education using chat guide bot
- Patient nurturing with auto-email system
- Improved patient tracking with SleepSync™

Improving Patient Experience and Reducing Time-to-Implant

- Inspire V neurostimulator with internal sensor expected to reduce OR time and improve patient experience
- PREDICTOR study intended to replace DISE with office airway measurement for vast majority of patients
- Continued development of Inspire VI and VII for auto-activation and future auto-titration





Increasing ENT Capacity to Further Grow Utilization

- Work with ENTs to optimize time by ensuring support team (sleep physicians) engages and conducts longitudinal patient management
- Train additional ENTs in the practice
- Continue to add new centers with ability to quickly grow utilization (complete teams)

SleepSync™ Patient Management System increase Utility

- Longitudinal Patient Engagement from first contact to long after Inspire implant
- Fully incorporate both Objective data (utilization, sleep performance) and Subjective data (e-visit, questionnaires) to support strong patient outcomes
- Future enhancements including Remote Patient Programming and Physician notifications

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© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

SleepSync™ Digital Health Platform Accelerates Growth



Patient
Inspire App



Clinician
SleepSync™ Web Portal




8h 20min
Sleep quality
How are you feeling?

Remote patient management

- Symptom Relief
- Adherence
- Disease Burden (Future)
- Remote Adjustments (Future)



Dynamic patient engagement

- Find a doctor
- Customized education
- Track therapy & sleep quality
- Virtual check-ins

Efficient care coordination

- Access therapy quality measures
- Manage patients by exception
- Grow confidence & productivity
- Support sleep practice economics

Enhanced by Strategic Integrations

- Electronic medical records (Future)
- Seep coaching, telemedicine, and efficient home sleep apnea testing

OGNOMY ensodata

Growing Inspire Value

- Expanding sleep clinician confidence & capacity enables more patients to benefit from Inspire
- Automated real-world clinical studies
- SaaS revenue possibilities (Future)

© Inspire Medical Systems, Inc.
All Rights Reserved
INSPIRE CONFIDENTIAL

Inspire
Sleep Apnea Innovation

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Market Development 31

© Inspire Medical Systems, Inc. All Rights Reserved Chief Commercial Officer Commercial Organization U.S. Sales Team Patient Outcomes Team Territory Managers Field Clinical Reps Area Business Managers Sleep Support Specialists Surgical Trainers Care Pathway Specialists 32

© Inspire Medical Systems, Inc. All Rights Reserved 9 Area Vice Presidents Sales Area Structure Area Business Managers (ABM) Regional Managers (RM) Territory Managers (TM) Field Clinical Reps (FCR) • One per area • Open new accounts • 3-5 per area • Coaching • C-Suite Engagement • 5-8 per region • Productive programs • Ecosystem development • 2-4 per region • Clinical Outcomes • Implant & Programming Support 2023 bonus payments for growing utilization in existing accounts 33

Health Economics: Untreated OSA Cost Burden

Growing evidence that CPAP intolerance is linked to higher healthcare costs[1]

JCSM | Journal of Clinical Sleep Medicine

SCIENTIFIC INVESTIGATIONS

Older adult US Medicare beneficiaries with untreated obstructive sleep apnea are heavier users of health care than matched control patients

Emerson M. Wickwire, PhD[1,2]; Sarah E. Tom, PhD[3]; Aparna Vadlamani, MS[4]; Montserrat Diaz-Abad, MD[2]; Liesl M. Cooper, PhD, MBA[5]; Abree M. Johnson, MS, MBA[5]; Steven M. Scharf, MD, PhD[2]; Jennifer S. Albrecht, PhD[4]

SCIENTIFIC INVESTIGATIONS

CPAP adherence is associated with reduced inpatient utilization among older adult Medicare beneficiaries with pre-existing cardiovascular disease

Emerson M. Wickwire, PhD[1,2]; M. Doyinsola Bailey, MPH[3]; Virend K. Somers, MD PhD[4]; Liesl M. Oldstone, PhD, MBA[5]; Mukta C. Srivastava, MD[6]; Abree M. Johnson, MS, MBA[5]; Steven M. Scharf, MD, PhD[2]; Jennifer S. Albrecht, PhD[3]

- Untreated OSA patients had ~$20,000 higher total annual Medicare costs
- CPAP intolerant patients had higher Medicare utilization than PAP tolerant

ALASKA-Study – non-adherent patients have greater chance of mortality (n>176,000)[2]


Survival Probability
100%
98%
96%
94%
0
CPAP therapy termination
CPAP therapy continuation
PAP adherent
PAP non-adherent
HR 0.61, 95% confidence interval [CI] 0.57-0.65;
Log-rank p<0.01
0
1
2
3
Time [years]

Conclusions:
- Prioritize PAP intolerant to therapy, especially those with CV disease
- Addressing PAP intolerance improves mortality

1. Wickwire JCSM 2021; Wickwire Sleep Breathing 2021
2. Pepin, ERS 2021 Conference

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Environmental, Social and Governance (ESG) ENVIRONMENTAL Committed to operating our business responsibly and minimizing our impact on the environment wherever possible. • By 2025, we aim to implement a formal environmental quality management system in line with International Organization for Standardization (ISO) 14001 standards to mitigate climate-related risks. • We are also working toward establishing a sustainability policy that will be approved by the Board of Directors and will serve as the vision and mission for all climate-related commitments company wide. Committed to improving the economic, social, and environmental impacts that our business has on the communities in which we operate, as well as our customers, business partners, suppliers, employees, and stockholders. SOCIAL Our corporate culture defines who we are and how we act, and our diverse employee base, who embody our culture, is the driving force behind our success. • Our company’s success is built on our enduring commitment to quality and patient outcomes. • Women comprise 46% of global workforce. We actively seek diverse candidates to develop a more diverse talent pool. • Foster a culture of continuous learning with significant investments in our people through programs focused on leadership and professional development. GOVERNANCE Strong governance practices and high standards of ethics, compliance, and accountability designed to provide long- term value creation opportunities. • Strong and diverse Board collectively possessing a range of qualifications, skills, and experiences that align with our long-term strategy and business needs. • Robust information security and data privacy governance and risk management. • ESG matters overseen by Board, executive leadership, and cross- functional team. 35

© Inspire Medical Systems, Inc. All Rights Reserved INSPIRE CONFIDENTIAL Our Intellectual Property Portfolio (as of December 31, 2022)  Covers aspects of our current Inspire system and future product concepts  66 issued U.S. patents (expiring between 2023 and 2040) and 80 pending U.S. patent applications  43 issued foreign patents and 73 pending foreign patent applications  143 pending and registered trademark filings worldwide  Competitive position enhanced by trade secrets, proprietary know-how and continuing technological innovation  Entered into an agreement with Medtronic in 2007 to make, use, import, and sell products and practice methods in the field of electrical stimulation of the upper airway for the treatment of OSA  Royalty-free license agreement  Perpetual license (no right of termination) 36